SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 21, 2005


                           HEARTLAND TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                     1-11956                36-1487580
          --------                     -------                ----------
(State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)               File No.)          Identification No.)


330 N. Jefferson Court
Chicago, Illinois                                               60661
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number including area code:   (312) 540-0900


          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.03         Bankruptcy or Receivership
                  --------------------------

Heartland Technology, Inc. ("Heartland") issued a press release and announced that Heartland and certain of its subsidiaries have filed Chapter 11 bankruptcy petition in the United States Bankruptcy Court for the Northern District of Illinois on June 15, 2005. The text of the press release is attached as Exhibit 99.1.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HEARTLAND TECHNOLOGY, INC.


June 21, 2005                           By:     /s/ William Kaye
                                           -------------------------------------
                                                William Kaye, CRO




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                                  EXHIBIT INDEX


No.                  Description of Exhibit

99.1         Press Release






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